                                                                  Exhibit 23.1.7

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in this Registration Statement on Form S-1 of our report dated September 1, 1996, on our audits of the financial statements of Evans Automotive Group. We also consent to the reference to our firm under the caption "Experts".

                                          /s/ Coopers & Lybrand L.L.P.
                                          Coopers & Lybrand L.L.P.


Atlanta, Georgia
October 21, 1996